Exhibit 10.30

                             STOCK PLEDGE AGREEMENT

     This STOCK PLEDGE AGREEMENT (the "Agreement") is made as of this 25th day of April, 1996 by and between BANK OF BOSTON CONNECTICUT, a Connecticut savings bank, with its head office located at 31 Pratt Street, Hartford, Connecticut 06103 (the "Bank") and POLYVISION CORPORATION, a New York corporation, with its chief executive office located at 866 North Main Street Extension, Wallingford, CT 06492 (the "Pledgor").

                              W I T N E S S E T H:

     WHEREAS, the Pledgor is the direct legal and beneficial owner of all of the issued and outstanding shares of each class of the capital stock of GREENSTEEL, INC., a Delaware corporation, with its chief executive office located at 866 North Main Street Extension, Wallingford, Connecticut 06492 as more fully described on Schedule A (the "Subsidiary"); and

     WHEREAS, the Subsidiary has entered into a certain Master Credit Agreement of even date herewith (as amended and in effect from time to time, the "Credit Agreement") with the Bank, pursuant to which the Bank, subject to the terms and conditions contained therein, has agreed to make loans and advances and otherwise extend credit to the Subsidiary; and

     WHEREAS, Pledgor has agreed to guarantee the payment and performance of the Subsidiary obligations under the Credit Agreement pursuant to a guaranty agreement of even date herewith (the "Guaranty"); and

     WHEREAS, it is a condition precedent to the Bank making any loans and advances and otherwise extending credit to the Subsidiary under the Credit Agreement that the Pledgor execute and deliver to the Bank a pledge agreement in substantially the form hereof; and

     WHEREAS, the Pledgor wishes to grant pledges, assignments and security interests in favor of the Bank as herein provided;

     NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Pledge of Stock. etc.

          (a) The Pledgor hereby pledges, and grants a security interest in all of the shares of capital stock of the Subsidiary of every class, as more fully described on Schedule A hereto, to be held by the Bank subject to the terms and conditions hereinafter set forth. The certificates for such shares, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the Pledgor, have been delivered to the Bank.


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          (b) In case the Pledgor shall acquire any additional shares of the capital stock of the Subsidiary or corporation which is the successor of any Subsidiary, or any securities exchangeable for or convertible into shares of such capital stock of any class of any Subsidiary, by purchase or otherwise, then the Pledgor shall forthwith deliver to and pledge such shares or other securities to the Bank under this Agreement. The Pledgor agrees that the Bank may from time to time attach as Schedule A hereto an updated list of the shares of capital stock or securities at the time pledged with the Bank hereunder.

          (c) The Pledgor also hereby pledges, and grants a security interest in the Cash Collateral Account and all of the Cash Collateral as such terms are hereinafter defined.

     Section 2. Definitions. The term "Obligations" and all other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Guaranty. Terms used herein and not defined in the Guaranty or otherwise defined herein that are defined in the Uniform Commercial Code have such defined meanings herein, unless the context otherwise indicates or requires, and the following terms shall have the following meanings:

          "Cash Collateral" has the meaning set forth in Section 4 hereof.

          "Cash Collateral Account" has the meaning set forth in Section 4 hereof.

          "Stock" means the shares of stock described in Schedule A attached hereto and any additional shares of stock at the time pledged with the Bank hereunder.

          "Stock Collateral" means the property at any time pledged to the Bank hereunder (whether described herein or not) and all income therefrom, increases therein and proceeds thereof, including without limitation that included in Cash Collateral, but excluding from the definition of "Stock Collateral" any income, increases or proceeds received by the Pledgor to the extent expressly permitted by Section 6 hereof.

          "Time Deposits" has the meaning set forth in Section 4 hereof.

          "Uniform Commercial Code" means the Uniform Commercial Code as in effect in the State of Connecticut.

     Section 3. Security for Obligations. This Agreement and the security interest in and pledge of the Stock Collateral hereunder are made with and granted to the Bank as security for the prompt and complete payment and performance in full of all the obligations owing to the Bank under the Guaranty.

     Section 4. Liquidation, Recapitalization, Etc.

          (a) Any sums or other property paid or distributed upon or with respect to any of the Stock, whether by dividend or redemption or upon the liquidation or dissolution of the

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     issuer thereof or otherwise, shall, except to the limited extent provided in Section 6 hereof, be paid over and delivered to the Bank to be held by the Bank as security for the payment and performance in full of all of the Obligations. In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Stock or any property shall be distributed upon or with respect to any of the Stock, the property so distributed shall be delivered to the Bank to be held by it as security for the Obligations. Except to the limited extent provided in Section 6, all sums of money and property paid or distributed in respect of the Stock, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by the Pledgor shall, until paid or delivered to the Bank, be held in trust for the Bank as security for the payment and performance in full of all of the Obligations.

          (b) All sums of money that are delivered to the Bank pursuant to this
     Section 4 hereof shall be deposited into an interest bearing account with the Bank (the "Cash Collateral Account"). Some or all of the funds from time to time in the Cash Collateral Account may be invested in time deposits, including, without limitation, certificates of deposit issued by the Bank (such certificates of deposit or other time deposits being hereinafter referred to, collectively, as "Time Deposits"), that are satisfactory to both the Bank and the Pledgor. Interest earned on the Cash Collateral Account and on the Time Deposits, and the principal of the Time Deposits at maturity that is not invested in new Time Deposits, shall be deposited in the Cash Collateral Account. The Cash Collateral Account, all sums from time to time standing to the credit of the Cash Collateral Account, any and all Time Deposits, any and all instruments or other writings evidencing Time Deposits and any and all proceeds or any thereof are hereinafter referred to as the "Cash Collateral."

          (c) Except as otherwise expressly provided in Section 15 hereof, the Pledgor shall have no right to withdraw sums from the Cash Collateral Account, to receive any of the Cash Collateral or to require the Bank to part with the Bank's possession of any instruments or other writings evidencing any Time Deposits.

     Section 5. Warranty of Title; Authority. The Pledgor hereby represents and warrants that: (a) the Pledgor has good and marketable title to the Stock described in Section 1, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by this Agreement, (b) the Pledgor has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Stock Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Stock Collateral hereunder have been duly authorized by all necessary corporate action and do not contravene any law, rule or regulation or any provision of the Pledgor's charter documents or by-laws or of any judgment, decree or order of any tribunal or of any agreement or instrument to which the Pledgor is a party or by which it or any of its property is bound or affected or constitute a default thereunder, and (c) the information set forth in Schedule A attached hereto relating to the Stock is true, correct and complete in all respects. The

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Pledgor covenants that, at the reasonable request of the Bank, it will defend the Bank's rights and security interest in such Stock against the claims and demands of all persons whomsoever. The Pledgor further covenants that it will have the like title to and right to pledge and grant a security interest in the Stock Collateral hereafter pledged or in which a security interest is granted to the Bank hereunder and will likewise defend the Bank's rights in the pledge and security interest thereof and therein.

     Section 6. Dividends, Voting, etc., Prior to Maturity. So long as no Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to receive all dividends and distributions paid in respect of the Stock, to vote the Stock and to give consents, waivers and ratifications in respect of the Stock; provided, however, that no vote shall be cast or consent, waiver or ratification given by the Pledgor if the effect thereof would in the reasonable judgment of the Bank be inconsistent with or result in any violation of any of the provisions of the Credit Agreement, this Agreement or the Guaranty. All such rights of the Pledgor to receive cash dividends shall cease in case an Event of Default shall have occurred and be continuing. All such rights of the Pledgor to vote and give consents, waivers and ratifications with respect to the Stock shall, at the Bank's option, as evidenced by the Bank's notifying the Pledgor of such election, cease in case an Event of Default shall have occurred and be continuing.

     Section 7. Remedies.

          (a) If an Event of Default shall have occurred and be continuing, the Bank shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Uniform Commercial Code, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Bank deems expedient:

               (i) if the Bank so elects and gives notice of such election to the Pledgor, the Bank may vote any or all shares of the Stock (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Bank so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Bank the proxy and attorney-in-fact of the Pledgor, with full power of substitution, to do so);

               (ii) the Bank may demand, sue for, collect or make any compromise or settlement the Bank deems suitable in respect of any Stock Collateral;

               (iii) the Bank may sell, resell, assign and deliver, or otherwise dispose of any or all of the Stock Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as the Bank thinks expedient, all without demand for performance by the Pledgor or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

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               (iv) the Bank may cause all or any part of the Stock held by it to be transferred into its name or the name of its nominee or nominees; and

               (v) the Bank may set off against the Obligations any and all sums of the Pledgor deposited with it or held by it, including without limitation, any sums standing to the credit of the Cash Collateral Account and any Time Deposits issued by the Bank.

          (b) In the event of any disposition of the Stock Collateral as provided in clause iii) of Section 7(a) hereof, the Bank shall give to the Pledgor at least five (5) Business Days' prior written notice of the time and place of any public sale of the Stock Collateral or of the time after which any private sale or any other intended disposition is to be made. The Pledgor hereby acknowledges that five (5) Business Days' prior written notice of such sale or sales shall be reasonable notice. The Bank may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Pledgor, to the fullest extent permitted by law). The Bank may buy any part or all of the Stock Collateral at any public sale and if any part or all of the Stock Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Bank may buy at private sale and may make payments thereof by any means. The Bank may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees, and all other reasonable expenses which may be incurred by the Bank in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations in the order set forth in such order or preference as the Bank may determine after proper allowance for Obligations not then due. Only after such applications, and after payment by the Bank of any amount required by Section 9-504(1)(c) of the Uniform Commercial Code, need the Bank account to the Pledgor for any surplus. To the extent that any of the obligations are to be paid or performed by a person other than the Pledgor, the Pledgor waives and agrees not to assert any rights or privileges which it may have under Section 9-112 of the Uniform Commercial Code.

          (c) The Pledgor recognizes that the Bank may be unable to effect a public sale of the Stock by reason of certain prohibitions contained in the Securities Act, federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Pledgor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Bank shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Bank agrees that any sale of the Stock shall be made in a commercially reasonable manner, and the Pledgor agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and

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     deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Pledgor's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Bank, advisable to exempt such Stock from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Bank, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor further agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Bank shall designate and, if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          (d) The Pledgor further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Stock pursuant to this Section 7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or "Blue Sky" laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense. The Pledgor further agrees that a breach of any of the covenants contained in this Section 7 will cause irreparable injury to the Bank, that the Bank has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 7 shall be specifically enforceable against the Pledgor and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

     Section 8. Marshalling. The Bank shall not be required to marshal any present or future security for (including but not limited to this Agreement and the Stock Collateral), or other assurances of payment of, the Obligations or any of them, or to resort to such security or other assurances of payment in any particular order. All of the Bank's rights hereunder and in respect of such security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Pledgor hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Bank's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may the Pledgor hereby irrevocably waives the benefits of all such laws.

     Section 9. Company's Obligations Not Affected. The obligations of the Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or nonexercise, or any waiver, by the Bank of any right, remedy, power or privilege

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under or in respect of any of the Obligations or any security thereof (including this Agreement); (b) any amendment to or modification of the Credit Agreement or any of the Obligations; (c) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations; or (d) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations; whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

     Section 10. Transfer, etc., by Company. Without the prior written consent of the Bank, the Pledgor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Stock Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement.

     Section 11. Further Assistance. The Pledgor will do all such acts, and will furnish to the Bank all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Bank may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Bank hereunder, all without any cost or expense to the Bank. If the Bank so elects, a photocopy of this Agreement may at any time and from time to time be filed by the Bank as a financing statement in any recording office in any jurisdiction.

     Section 12. Bank's Exoneration. Under no circumstances shall the Bank be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Stock Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Stock Collateral and (b) after an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner and (c) as provided in Section 9-207 of the Uniform Commercial Code. The Bank shall not be required to take any action of any kind to collect, preserve or protect its or the Pledgor's rights in the Stock Collateral or against other parties thereto. The Bank's prior recourse to any part or all of the Stock Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations.

     Section 13. No Waiver, Etc. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the party to be charged. No act, failure or delay by the Bank shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Bank of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. The Pledgor hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations or the Stock Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Credit Agreement).

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     Section 14. Notices, Etc. All notices, requests and other communications hereunder shall be made in the manner set forth in the Guaranty.

     Section 15. Termination. Upon final payment and performance in full of the Obligations, this Agreement shall terminate and the Bank shall, at the Pledgor's request and expense, return such Stock Collateral and Cash Collateral in the possession or control of the Bank as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Bank hereunder.

     Section 16. Overdue Amounts. Until paid, all amounts due and payable by the Pledgor hereunder shall be a debt secured by the Stock Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

     Section 17. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT. The Pledgor agrees that any suit for the enforcement of this Agreement may be brought in the courts of the State of Connecticut or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Pledgor by mail at the address specified in the Guaranty. The Pledgor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

     Section 18. Commercial Waiver. PLEDGOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION AND HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES OR BY OTHER APPLICABLE LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH BANK MAY DESIRE TO USE.

     Section 19. Waiver of Jury Trial. PLEDGOR HEREBY WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTION OF WHICH THIS AGREEMENT IS A PART AND/OR IN THE ENFORCEMENT BY BANK OF ANY OF ITS RIGHTS AND REMEDIES HEREUNDER OR UNDER APPLICABLE LAW. PLEDGOR ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEY.

     Section 20. Waiver of Damages. Except as prohibited by law, the Pledgor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Pledgor (a) certifies that neither the Bank nor any representative, agent or attorney of the Bank has represented, expressly or otherwise, that the

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Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into the Credit Agreement, the Bank is relying upon, among other things, the waivers and certifications contained in this Section 20.

     Section 21. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding , and inure to the benefit of the Bank and Pledgor and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Pledgor acknowledges receipt of a copy of this Agreement.

     IN WITNESS WHEREOF, the Bank and the Pledgor have executed this Agreement as of the date first above written.


                                       POLYVISION CORPORATION


                                       By: /s/ Alan J. Nickerson
                                           -------------------------------------
                                           Alan J. Nickerson
                                           Chief Financial Officer and Secretary


                                       BANK OF BOSTON CONNECTICUT


                                       By: /s/ Roger J. Roche, Jr.
                                           -------------------------------------
                                           Roger J. Roche, Jr.
                                           Director

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     The undersigned Subsidiary hereby joins in the above Agreement for the sole purpose of consenting to and being bound by the provisions of Sections 4a., 6 and 7 thereof, the undersigned hereby agreeing to cooperate fully and in good faith with the Bank and the Pledgor in carrying out such provisions.

                                       GREENSTEEL, INC.


                                       By: /s/ Alan J. Nickerson
                                           -------------------------------------
                                           Alan J. Nickerson
                                           Treasurer and Secretary

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